GuidePath® Conservative Income Fund
Schedule of Investments (Unaudited)
December 31, 2019

Number of Shares		Value
	INVESTMENT COMPANIES - 50.55%
	Exchange Traded Funds - 50.55%
19,810	Invesco Senior Loan ETF	$452,064
9,723	iShares 0-5 Year High Yield Corporate Bond ETF (a)	451,439
29,851	iShares 0-5 Year Investment Grade Corporate Bond ETF (a)(c)	1,523,596
5,957	iShares 0-5 Year TIPS Bond ETF	599,929
	Total Investment Companies (Cost $3,014,073)	3,027,028

	SHORT TERM INVESTMENTS - 49.32%
	Money Market Funds - 42.85%
	DWS Government Money Market Series - Institutional Shares
2,566,010	Effective Yield, 1.55% (b)	2,566,010

Principal Amount
	U.S. Treasury Notes - 6.47%
$102,000	1.625%, 03/15/2020	101,994
85,000	1.500%, 06/15/2020	84,973
100,000	1.375%, 09/15/2020	99,824
100,000	2.500%, 12/31/2020	100,846
		387,637
	Total Short Term Investments (Cost $2,953,506)	2,953,647

Number of Shares
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 26.61%
1,593,483	Mount Vernon Liquid Assets Portfolio, LLC
	Effective Yield, 1.80% (b)(c)	1,593,483
	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $1,593,483)	1,593,483

	Total Investments (Cost $7,561,062) - 126.48%	7,574,158
	Liabilities in Excess of Other Assets - (26.48)%	(1,585,727)
	TOTAL NET ASSETS - 100.00%	$5,988,431

Percentages are stated as a percent of net assets.
(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of December 31, 2019.
(c)
Fair value of this security exceeds 25% of the Fund's net assets. Additional information for this security, including the financial statements, is available from the SEC's EDGAR database at www.sec.gov.